UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. ROPES & GRAY LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2014

Date of reporting period :	June 1, 2013 — May 31, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Dynamic Asset Allocation Equity Fund

Annual report
5|31|14

A world of investing.®

Putnam INVESTMENTS

ASSET ALLOCATION FUNDS invest in a mix of many different types of investments to help weather changing market environments.

Putnam Dynamic Asset Allocation
Equity Fund

Annual report
5 | 31 | 14

Message from the Trustees	1
Performance snapshot	2
Interview with your fund’s portfolio manager	3
Your fund’s performance	8
Your fund’s expenses	11
Terms and definitions	13
Other information for shareholders	14
Important notice regarding Putnam’s privacy policy	15
Financial statements	16
Federal tax information	60
Shareholder meeting results	61
About the Trustees	62
Officers	64

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The performance of financial markets in the first half of 2014 has been marked by a significant degree of stability. Investors have regained a positive outlook as economic growth has improved after the setbacks of a harsh winter. The S&P 500 Index and the Dow Jones Industrial Average have risen to record highs, while Treasury yields have gradually sunk lower. Meanwhile, accommodative central bank policies in the United States and elsewhere continue to foster positive sentiment, notwithstanding the fact that the U.S. Federal Reserve has gradually begun to taper its monthly bond purchases.

The relative calm in financial markets contrasts with new disruptions in global affairs. The outbreaks of violent conflict in Ukraine and Iraq have contributed new uncertainties, particularly with regard to energy prices. Markets have generally taken the initial phases of these events in stride, but the risks that these events pose warrant monitoring.

Complex market conditions reinforce why investors can benefit from seeking advice and maintaining a long-term perspective for their financial programs, rather than responding to short-term market movements. Putnam is prepared to serve investors’ goals through a commitment to ongoing fundamental research and a willingness to incorporate new ways of thinking in its investment strategies.

We encourage you to periodically meet with your financial advisor to discuss the range of investment strategies that Putnam offers. Your advisor can help you assess your individual needs, time horizon, and risk tolerance — important considerations as you work toward your investment goals.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

July 15, 2014

Performance
snapshot

Annualized total return (%) comparison as of 5/31/14

The fund — class A shares before sales charge
Putnam Dynamic Asset Allocation Equity Fund
Fund's benchmark
Russell 3000 Index
Fund's secondary benchmark
Putnam Equity Blended Index*
Fund's Lipper peer group average
Multi-Cap Core Funds
18.98
20.22
19.11
18.76
16.45
18.82
16.85
17.02
12.65
14.80
12.40
12.72
19.95
20.57
19.13
19.48
LIFE OF FUND
(since 1/23/09)
5 YEARS
3 YEARS
1 YEAR

 Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 3 and 8–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Equity Blended Index is administered by Putnam Management and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD).

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Interview with your fund’s portfolio manager

Robert J. Kea, CFA

How did the fund perform during the 12 months ended May 31, 2014?

It was a highly productive period overall for equity markets. The 12-month period was punctuated by bouts of volatility, brought on by the U.S. Federal Reserve’s eventual reduction of its stimulus, the political impasse in Washington over the federal budget, and the geopolitical events in the Middle East and Ukraine. In this environment, Putnam Dynamic Asset Allocation Equity Fund’s class A shares returned 19.95% at net asset value, slightly underperforming the all-equity Russell 3000 Index, its primary benchmark, but finishing just ahead of its secondary benchmark, the Putnam Equity Blended Index, which generally reflects the fund’s strategic global allocations. Both asset allocation decisions and active execution on individual securities contributed positively to the fund’s performance versus that of its primary benchmark.

Looking back over the period, could you discuss in more detail what the investing environment was like?

The period began with positive economic data, with the U.S. housing and labor markets showing slow but steady recoveries. This underpinned consumer spending and confidence in stocks and bonds. Volatility was injected into the market in June 2013 with anxious investors trying to interpret former Fed Chairman Ben Bernanke’s statement

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 5/31/14. See pages 2 and 8–10 for additional fund performance information. Index descriptions can be found on page 13.

Dynamic Asset Allocation Equity Fund     3

that the central bank could begin reducing its $85-billion-a-month asset-purchasing program late in 2013 and end it by mid-2014. Once Bernanke clarified his comments, stating that no tapering would occur until the U.S. economy gained a solid footing, equity markets rallied in July and generally kept climbing for the remainder of 2013.

During the final months of 2013, following the 16-day partial U.S. government shutdown in early October, equity markets around the world advanced to then-record highs. In mid-December, the Fed put the tapering question to rest, announcing it would scale back its bond purchases by $10 billion per month beginning in January 2014. Equity markets reacted positively to the news, with investors interpreting it as a sign of the central bank’s confidence in the U.S. economic recovery.

Calendar-year 2014 began mostly on a down note for market performance, with investors assuming a more risk-averse posture. After the strong stock market performance in 2013, the sell-off early in the year may have been due to investors waiting until January to delay realization of capital gains. Extremely harsh winter weather in the United States and weak economic data combined with concerns about emerging-market economies weighed on share prices. In February, emerging-market concerns eased somewhat, and reassuring comments from new Fed Chair Janet Yellen about the central bank’s monetary policy helped most equity markets rebound.

In addition, the U.S. debt-ceiling issue was settled temporarily through March 2015, which offered markets a welcome respite from another uncertainty. Comments by Yellen following the central bank’s March meeting rattled markets somewhat, as she implied that interest-rate hikes could begin as early as the first quarter of 2015 if the pace of tapering bond purchases continued on its current path. However, those fears generally had eased by period-end. Some volatility also

Top 10 holdings

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 5/31/14. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

4     Dynamic Asset Allocation Equity Fund

“Stock prices may be fully valued,
but they are not overvalued, in my
opinion.”

Bob Kea

occurred toward the end of the period, when global markets reacted negatively to Russia’s conflict in Ukraine.

In this shifting environment, where did you seek positive returns?

Both dynamic asset allocation decisions and active security selection contributed positively to performance. During the period, the fund maintained a bias toward U.S. stocks over international developed and emerging markets in order to take advantage of more favorable economic trends in the United States. The strategy’s benchmark-relative underweight to emerging-market equities was one of the major contributors to asset allocation outperformance, as emerging-market issuers lagged their developed-market counterparts. A slight overweight to small-cap U.S. equities was one of few notable asset allocation detractors, as small caps generally underperformed large caps for the period. Individual security selection across market segments added value. U.S. large cap, international developed-market, and emerging-market equity selections all contributed to relative returns.

Corporate earnings remained strong throughout the period. Do you believe earnings will continue to grow going forward?

The strength of corporate earnings in this market has been somewhat underappreciated. We have seen record corporate earnings, but most of it is a result of sustained cost cutting and efficiencies, and is not as much due to top-line, or revenue, growth. Revenue growth has begun to show up as the overall health of the U.S. economy has improved. Companies are reporting that sales are growing slightly. It is my belief that

Portfolio composition comparison

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Dynamic Asset Allocation Equity Fund     5

corporate earnings should continue to grow as the U.S. economic recovery continues to gather strength.

What is your view on central bank activity around the world, specifically the Fed and the European Central Bank [ECB]?

My feeling is that as the Fed continues on its course of reducing its quantitative-easing program, its zero-interest-rate policy will not go away anytime soon. I believe that we will likely see the Fed increase the federal funds target rate sometime in 2015. By that time, the hope is that the U.S. economic recovery will have gained enough traction to offset any associated rise in financing costs as a result of higher short-term rates. The recent move by the ECB to slash its overnight deposit rate into negative territory is something that I would characterize as a highly unusual move. The ECB is having difficulty getting the European economy to move in the right direction. This highlights some of the differences between the United States and Europe.

I believe the U.S. recovery is solidly on track, and Europe is doing everything in its power to get its economy moving. Japan’s economy, meanwhile, has been performing satisfactorily, with steady job growth, for example. However, there is concern about what effect the recently instituted consumption tax will have on Japan’s overall economic growth.

What is your outlook for the markets and the economy?

I expect equity markets to continue to move upward. Valuations, of course, are not where they were a year ago. Stock prices may be fully valued, but they are not overvalued, in my opinion. I believe that the economy will continue to grow and corporate earnings will continue to be strong. I do think it would be unrealistic to expect that markets will advance at the same rate as during the past couple of years. Now at the midpoint of 2014, equity markets have gained approximately 5% year

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

6     Dynamic Asset Allocation Equity Fund

to date. If we assume that the long-term average annual equity market advance is around 10%, then our expectations for the remainder of the year can be set accordingly. At least in the near term, we believe the market can continue to appreciate. It’s still an attractive market, in our view.

Thank you, Bob, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert J. Kea is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from Bentley University and a B.A. from the University of Massachusetts, Amherst. He joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch; Joshua B. Kutin, CFA; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

IN THE NEWS

The unusually harsh winter in the United States and the Ukraine conflict led the World Bank to cut its outlook for global economic growth for 2014. In its June “Global Economic Prospects” report, the bank reduced its global growth forecast to 2.8% from the 3.2% projection it issued in January. Fortunately, the reduction reflects the slowdown that occurred during the winter, and developed economies appear poised to bounce back. Growth in the United States and Europe is expected to quicken as the effects of government spending cuts diminish, more people find jobs, and consumer and corporate demand rebounds, the bank reported. Meanwhile, many emerging-market economies continue to face headwinds. The bank also warned of a “hard landing” in China that could weigh down East Asian countries and hurt commodity exporters.

Dynamic Asset Allocation Equity Fund     7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2014, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/14

	Class A		Class Y
(inception dates)	(1/23/09)		(1/23/09)
	Before sales charge	After sales charge	Net asset value
Life of fund	153.71%	139.12%	153.85%
Annual average	18.98	17.67	18.99
5 years	114.10	101.79	114.22
Annual average	16.45	15.07	16.46
3 years	42.94	34.72	43.02
Annual average	12.65	10.44	12.67
1 year	19.95	13.05	20.04

 Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class Y shares have no initial sales charge or CDSC.

 For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

8     Dynamic Asset Allocation Equity Fund

Comparative index returns For periods ended 5/31/14

	Russell 3000 Index	Putnam Equity Blended Index	Lipper Multi-Cap Core Funds category average*
Life of fund	168.17%	155.15%	152.80%
Annual average	20.22	19.11	18.76
5 years	136.80	117.84	120.61
Annual average	18.82	16.85	17.02
3 years	51.31	42.00	43.47
Annual average	14.80	12.40	12.72
1 year	20.57	19.13	19.48

 Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 1-year, 3-year, 5-year, and life-of-fund periods ended 5/31/14, there were 800, 702, 606, and 592 funds, respectively, in this Lipper category.

Change in the value of a $10,000 investment ($9,425 after sales charge)

Cumulative total return from 1/23/09 to 5/31/14

 Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class Y shares would have been valued at $25,385.

Dynamic Asset Allocation Equity Fund     9

Fund price and distribution information For the 12-month period ended 5/31/14

Distributions	Class A		Class Y
Number	1		1
Income	$0.101		$0.101
Capital gains — Long-term	0.571		0.571
Capital gains — Short-term	0.342		0.342
Total	$1.014		$1.014
Share value	Before sales charge	After sales charge	Net asset value
5/31/13	$11.81	$12.53	$11.81
5/31/14	13.08	13.88	13.09

 The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/14

	Class A		Class Y
(inception dates)	(1/23/09)		(1/23/09)
	Before sales charge	After sales charge	Net asset value
Life of fund	158.75%	143.87%	158.89%
Annual average	19.10	17.81	19.11
5 years	119.09	106.50	119.03
Annual average	16.98	15.61	16.98
3 years	48.32	39.79	48.40
Annual average	14.04	11.81	14.06
1 year	24.98	17.79	25.08

 See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

10     Dynamic Asset Allocation Equity Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class Y
Net expenses for the fiscal year ended 5/31/13*	1.31%‡	1.06%
Total annual operating expenses for the fiscal year ended 5/31/13	2.07%‡	1.82%
Annualized expense ratio for the six-month period ended 5/31/14†	1.03%	1.03%

 Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

*Reflects Putnam Management’s contractual obligation to limit expenses through 9/30/14.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡Includes 0.25% distribution and service fees (12b-1) plan. Currently no payments under the funds 12b-1 plan have been authorized by the Trustees.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from December 1, 2013, to May 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class Y
Expenses paid per $1,000*†	$5.31	$5.31
Ending value (after expenses)	$1,068.30	$1,069.20

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Dynamic Asset Allocation Equity Fund     11

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2014, use the following calculation method. To find the value of your investment on December 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class Y
Expenses paid per $1,000*†	$5.19	$5.19
Ending value (after expenses)	$1,019.80	$1,019.80

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12     Dynamic Asset Allocation Equity Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

MSCI Emerging Markets Index (ND) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Putnam Equity Blended Index is an unmanaged index representing global stock market performance, and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD).

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Dynamic Asset Allocation Equity Fund     13

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2014, Putnam employees had approximately $466,000,000 and the Trustees had approximately $113,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14     Dynamic Asset Allocation Equity Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Dynamic Asset Allocation Equity Fund     15

Financial statements

A note about your fund’s auditors

During your fund’s fiscal year, between July 18, 2013, and December 16, 2013, a non-U.S. member firm in PricewaterhouseCoopers LLP’s (“PwC”) global network of firms had an investment in certain non-U.S. funds that became affiliated with Putnam Investments as a result of the acquisition of the funds’ advisor by Putnam’s parent company, Great-West Lifeco Inc. The investment consisted of pension plan assets for the benefit of the member firm’s personnel. This investment is inconsistent with the SEC’s independence rules applicable to auditors. Although upon the disposition of the investment by the member firm on December 16, 2013, PwC and its affiliates took all necessary steps to eliminate this issue, the requirements of the SEC’s independence rules were not met for your fund’s fiscal year because the SEC’s rules require an audit firm to be independent for the entire fiscal year under audit. Based on its knowledge of the facts and its experience with PwC, the Audit and Compliance Committee of your fund’s Board of Trustees concluded that the investment by the PwC member firm would not affect PwC’s ability to render an objective audit opinion to your fund. Based on this conclusion and consideration of the potential risks that the disruption of a change of auditor could present, the Audit and Compliance Committee determined that PwC should continue to act as auditor for your fund.

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16     Dynamic Asset Allocation Equity Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Dynamic Asset Allocation Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Dynamic Asset Allocation Equity Fund (the “fund”) at May 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at May 31, 2014 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 15, 2014

Dynamic Asset Allocation Equity Fund     17

The fund’s portfolio 5/31/14

COMMON STOCKS (90.9%)*	Shares	Value
Advertising and marketing services (—%)
Conversant, Inc. †	230	$5,423
Nu Skin Enterprises, Inc. Class A	48	3,544
		8,967
Aerospace and defense (1.9%)
Airbus Group NV (France)	527	37,794
Alliant Techsystems, Inc.	77	9,724
Astronics Corp. †	85	4,663
Embraer SA ADR (Brazil)	288	10,437
Exelis, Inc.	1,443	24,646
HEICO Corp.	39	2,032
IHI Corp. (Japan)	5,000	21,096
Northrop Grumman Corp.	1,499	182,203
Raytheon Co.	2,176	212,311
Safran SA (France)	223	15,134
Zodiac Aerospace (France)	435	15,465
		535,505
Agriculture (1.0%)
Andersons, Inc. (The)	73	3,719
Archer Daniels-Midland Co.	6,129	275,436
Limoneira Co.	101	2,363
S&W Seed Co. †	384	2,565
		284,083
Airlines (1.8%)
Alaska Air Group, Inc.	523	51,495
Delta Air Lines, Inc.	5,735	228,883
Hawaiian Holdings, Inc. †	557	8,600
International Consolidated Airlines Group SA (Spain) †	4,116	27,268
Japan Airlines Co., Ltd. (Japan)	300	15,697
Republic Airways Holdings, Inc. †	417	4,387
SkyWest, Inc.	268	3,066
Southwest Airlines Co.	4,922	130,187
Spirit Airlines, Inc. †	286	16,894
		486,477
Automotive (0.8%)
Baoxin Auto Group, Ltd. (China)	8,000	6,651
Bayerische Motoren Werke (BMW) AG (Germany)	191	23,977
China ZhengTong Auto Services Holdings, Ltd. (China) †	18,500	9,581
Denso Corp. (Japan)	300	13,816
Fuji Heavy Industries, Ltd. (Japan)	1,400	37,319
Hino Motors, Ltd. (Japan)	2,000	25,355
Hyundai Motor Co. (South Korea)	91	20,061
Kolao Holdings (South Korea)	220	5,457
Remy International, Inc.	166	3,949
Renault SA (France)	223	20,993
Suzuki Motor Corp. (Japan)	600	17,919
Toyota Motor Corp. (Japan)	600	33,892
		218,970

18     Dynamic Asset Allocation Equity Fund

COMMON STOCKS (90.9%)* cont.	Shares	Value
Banking (6.8%)
Access National Corp.	157	$2,349
Associated Banc-Corp.	3,180	54,791
Australia & New Zealand Banking Group, Ltd. (Australia)	710	22,111
Banco Bilbao Vizcaya Argentaria SA (BBVA) (Spain)	1,639	21,010
Banco Bradesco SA ADR (Brazil)	912	12,722
Banco Latinoamericano de Exportaciones SA Class E (Panama)	358	9,573
Banco Santander SA (Spain)	3,111	31,907
Bank Mandiri (Persero) Tbk PT (Indonesia)	14,300	12,489
Bank of Kentucky Financial Corp.	96	3,361
Bank of Yokohama, Ltd. (The) (Japan)	3,000	16,794
Barclays PLC (United Kingdom)	2,634	10,905
BNP Paribas SA (France)	320	22,408
BofI Holding, Inc. †	112	8,605
Cardinal Financial Corp.	298	5,176
China Construction Bank Corp. (China)	21,000	15,392
Citizens & Northern Corp.	188	3,510
City National Corp.	790	56,160
Commonwealth Bank of Australia (Australia)	891	67,609
Credicorp, Ltd. (Peru)	115	17,969
Credit Agricole SA (France) †	2,200	34,323
Credit Suisse Group AG (Switzerland)	421	12,515
DBS Group Holdings, Ltd. (Singapore)	2,000	27,035
Dubai Islamic Bank PJSC (United Arab Emirates)	4,841	10,215
East West Bancorp, Inc.	116	3,884
Erste Group Bank AG (Czech Republic)	295	10,250
Farmers Capital Bank Corp. †	144	2,752
Financial Institutions, Inc.	198	4,566
First Community Bancshares Inc.	193	2,818
First NBC Bank Holding Co. †	121	4,102
First Niagara Financial Group, Inc.	5,940	51,143
FirstMerit Corp.	236	4,406
FirstRand, Ltd. (South Africa)	3,034	11,418
Flushing Financial Corp.	210	4,177
Grupo Financiero Banorte SAB de CV (Mexico)	3,084	22,522
Hang Seng Bank, Ltd. (Hong Kong)	1,300	21,468
Hanmi Financial Corp.	403	8,588
Heartland Financial USA, Inc.	130	3,150
Heritage Financial Group, Inc.	191	3,495
Itau Unibanco Holding SA ADR (Preference) (Brazil)	1,071	16,601
Jammu & Kashmir Bank, Ltd. (India)	248	6,293
Joyo Bank, Ltd. (The) (Japan)	3,000	14,801
JPMorgan Chase & Co.	7,801	433,502
KeyCorp	4,124	56,458
Lloyds Banking Group PLC (United Kingdom) †	39,811	51,957
MainSource Financial Group, Inc.	295	4,912
Metropolitan Bank & Trust Co. (Philippines)	4,590	8,767
National Australia Bank, Ltd. (Australia)	695	21,645
OFG Bancorp (Puerto Rico)	188	3,395

Dynamic Asset Allocation Equity Fund     19

COMMON STOCKS (90.9%)* cont.	Shares	Value
Banking cont.
Pacific Premier Bancorp, Inc. †	198	$2,796
PacWest Bancorp	171	6,912
Peoples Bancorp, Inc.	187	4,600
Philippine National Bank (Philippines) †	5,002	10,473
PNC Financial Services Group, Inc.	3,046	259,731
Popular, Inc. (Puerto Rico) †	157	4,738
Powszechna Kasa Oszczednosci Bank Polski SA (Poland)	700	9,367
Qatar National Bank SAQ (Qatar)	169	8,450
Republic Bancorp, Inc. Class A	119	2,767
Resona Holdings, Inc. (Japan)	6,500	34,109
Skandinaviska Enskilda Banken AB (Sweden)	1,833	24,885
State Street Corp.	2,695	175,903
Sumitomo Mitsui Financial Group, Inc. (Japan)	400	16,234
Swedbank AB Class A (Sweden)	841	22,370
United Community Banks, Inc. †	205	3,145
Wells Fargo & Co.	531	26,964
Westpac Banking Corp. (Australia)	781	24,996
		1,894,439
Basic materials (0.1%)
Hi-Crush Partners LP (Units)	170	8,512
Sumitomo Metal Mining Co., Ltd. (Japan)	1,000	15,189
U.S. Silica Holdings, Inc.	305	15,424
		39,125
Beverage (0.4%)
Anheuser-Busch InBev NV (Belgium)	256	28,095
Diageo PLC (United Kingdom)	636	20,458
Grape King Bio, Ltd. (Taiwan)	1,000	4,421
Heineken Holding NV (Netherlands)	310	20,457
Molson Coors Brewing Co. Class B	518	34,048
SABMiller PLC (United Kingdom)	294	16,317
		123,796
Biotechnology (0.6%)
Aegerion Pharmaceuticals, Inc. †	122	4,008
Ariad Pharmaceuticals, Inc. †	901	5,820
Auxilium Pharmaceuticals, Inc. †	153	3,424
Celgene Corp. †	703	107,580
Celldex Therapeutics, Inc. †	61	891
Cubist Pharmaceuticals, Inc. †	192	12,786
Intercept Pharmaceuticals, Inc. †	9	2,129
InterMune, Inc. †	212	8,399
Isis Pharmaceuticals, Inc. †	69	2,016
Lexicon Pharmaceuticals, Inc. †	595	785
Medicines Co. (The) †	297	8,286
Merrimack Pharmaceuticals, Inc. †	655	5,089
Nanosphere, Inc. †	1,055	1,424
NewLink Genetics Corp. †	56	1,149
NPS Pharmaceuticals, Inc. †	151	4,701
Repligen Corp. †	208	4,002
Retrophin, Inc. †	180	2,632

20     Dynamic Asset Allocation Equity Fund

COMMON STOCKS (90.9%)* cont.	Shares	Value
Biotechnology cont.
Sequenom, Inc. †	695	$2,134
Sunesis Pharmaceuticals, Inc. †	259	1,326
		178,581
Broadcasting (0.6%)
Global Mediacom Tbk PT (Indonesia)	50,900	8,947
ITV PLC (United Kingdom)	8,886	27,123
Liberty Media Corp. Class A †	526	66,870
Scripps Networks Interactive Class A	699	53,446
Sinclair Broadcast Group, Inc. Class A	232	6,863
Sun TV Network, Ltd. (India)	1,541	10,782
TVN SA (Poland)	799	4,100
		178,131
Building materials (—%)
Caesarstone Sdot-Yam, Ltd. (Israel)	69	3,117
		3,117
Cable television (1.1%)
Comcast Corp. Class A	6,098	318,316
HSN, Inc.	51	2,837
		321,153
Capital goods (—%)
Stoneridge, Inc. †	460	4,421
		4,421
Chemicals (3.1%)
Aceto Corp.	142	2,475
Axiall Corp.	203	9,381
BASF SE (Germany)	275	31,665
Cambrex Corp. †	472	10,143
CF Industries Holdings, Inc.	258	62,774
Chemtura Corp. †	537	13,414
Dow Chemical Co. (The)	5,186	270,294
EMS-Chemie Holding AG (Switzerland)	42	15,759
Innophos Holdings, Inc.	115	6,038
Innospec, Inc.	149	6,283
Johnson Matthey PLC (United Kingdom)	809	43,556
KCC Corp. (South Korea)	11	6,325
Kraton Performance Polymers, Inc. †	146	3,631
Landec Corp. †	940	11,289
LG Chemical, Ltd. (South Korea)	42	10,727
LG Hausys, Ltd. (South Korea)	25	4,698
LSB Industries, Inc. †	248	9,464
LyondellBasell Industries NV Class A	1,722	171,460
Mexichem SAB de CV (Mexico)	1,670	6,675
Minerals Technologies, Inc.	55	3,410
Olin Corp.	237	6,458
OM Group, Inc.	131	4,035
PPG Industries, Inc.	595	119,957
PTT Global Chemical PCL (Thailand)	3,700	7,748
Syngenta AG (Switzerland)	65	25,006
Tronox, Ltd. Class A	118	3,135

Dynamic Asset Allocation Equity Fund     21

COMMON STOCKS (90.9%)* cont.	Shares	Value
Chemicals cont.
W.R. Grace & Co. †	27	$2,486
Zep, Inc.	316	5,530
		873,816
Commercial and consumer services (2.6%)
ADT Corp. (The)	1,566	50,425
Ascent Capital Group, Inc. Class A †	24	1,483
Babcock International Group PLC (United Kingdom)	1,075	21,875
Bureau Veritas SA (France)	624	18,815
Compass Group PLC (United Kingdom)	1,345	22,443
Corporate Executive Board Co. (The)	50	3,409
Deluxe Corp.	272	15,256
Ennis, Inc.	247	3,742
Expedia, Inc.	736	53,949
Experian PLC (United Kingdom)	990	17,208
Grana y Montero SA ADR (Peru)	217	3,624
Green Dot Corp. Class A †	170	3,123
Hana Tour Service, Inc. (South Korea)	82	5,206
Harbinger Group, Inc. †	871	10,313
MAXIMUS, Inc.	66	2,949
McGraw-Hill Financial, Inc.	2,032	166,157
Pitney Bowes, Inc.	1,763	48,712
Priceline Group, Inc. (The) †	202	258,282
Randstad Holding NV (Netherlands)	118	6,865
Sotheby’s Class A	201	7,935
Steiner Leisure, Ltd. (Bahamas) †	103	4,139
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA (Brazil)	598	9,601
		735,511
Communications equipment (0.1%)
Plantronics, Inc.	43	1,950
RF Micro Devices, Inc. †	1,671	15,724
		17,674
Computers (5.2%)
Anixter International, Inc.	65	6,695
Apple, Inc.	859	543,747
Aspen Technology, Inc. †	177	7,609
AVG Technologies NV (Netherlands) †	178	3,446
Bottomline Technologies, Inc. †	67	1,931
Brocade Communications Systems, Inc. †	7,957	72,568
Calix, Inc. †	166	1,355
Commvault Systems, Inc. †	71	3,473
Cornerstone OnDemand, Inc. †	124	4,984
EMC Corp.	10,223	271,523
Extreme Networks, Inc. †	746	2,969
Fortinet, Inc. †	4,810	108,081
HCL Technologies, Ltd. (India)	517	12,421
inContact, Inc. †	279	2,363
Infoblox, Inc. †	112	1,452
Lexmark International, Inc. Class A	101	4,403

22     Dynamic Asset Allocation Equity Fund

COMMON STOCKS (90.9%)* cont.	Shares	Value
Computers cont.
MTS Systems Corp.	50	$3,310
NetApp, Inc.	3,894	144,116
Netscout Systems, Inc. †	128	4,975
Quantum Corp. †	2,425	2,765
SolarWinds, Inc. †	229	8,952
SS&C Technologies Holdings, Inc. †	109	4,649
Synaptics, Inc. †	179	12,186
VeriFone Systems, Inc. †	241	7,907
Verint Systems, Inc. †	109	5,050
Western Digital Corp.	2,284	200,649
		1,443,579
Conglomerates (1.6%)
AMETEK, Inc.	1,687	89,546
Danaher Corp.	2,778	217,878
Exor SpA (Italy)	336	14,428
General Electric Co.	3,036	81,334
Marubeni Corp. (Japan)	1,000	6,845
Siemens AG (Germany)	361	47,960
		457,991
Construction (0.6%)
Cemex Latam Holdings SA (Colombia) †	1,155	10,613
Cemex SAB de CV ADR (Mexico)	635	8,172
China National Building Material Co., Ltd. (China)	6,000	5,418
China Singyes Solar Technologies Holdings, Ltd. (China)	4,000	5,547
Fortune Brands Home & Security, Inc.	1,183	47,295
Holcim, Ltd. (Switzerland)	100	8,772
Koninklijke Boskalis Westminster NV (Netherlands)	365	20,788
Mota-Engil Africa (Rights) (Portugal) † F	905	463
Mota-Engil SGPS SA (Portugal)	1,713	12,376
Siam Cement PCL (The) NVDR (Thailand)	600	7,644
Trex Co., Inc. †	233	7,202
Wendel SA (France)	164	24,770
		159,060
Consumer (1.2%)
Blyth, Inc.	142	1,240
Kimberly-Clark Corp.	2,830	317,951
Swatch Group AG (The) (Switzerland)	30	17,705
		336,896
Consumer finance (0.9%)
Discover Financial Services	3,226	190,752
Encore Capital Group, Inc. †	227	9,827
Federal Agricultural Mortgage Corp. Class C	145	4,498
Housing Development Finance Corp., Ltd. (HDFC) (India)	943	14,006
MicroFinancial, Inc.	230	1,792
Nelnet, Inc. Class A	184	7,575
Ocwen Financial Corp. †	109	3,823
Performant Financial Corp. †	414	3,929
PHH Corp. †	165	4,203
Portfolio Recovery Associates, Inc. †	190	10,600
		251,005

Dynamic Asset Allocation Equity Fund     23

COMMON STOCKS (90.9%)* cont.	Shares	Value
Consumer goods (2.0%)
Colgate-Palmolive Co.	6,610	$452,123
Kao Corp. (Japan)	700	27,766
L’Oreal SA (France)	169	29,488
Procter & Gamble Co. (The)	455	36,759
Reckitt Benckiser Group PLC (United Kingdom)	214	18,294
		564,430
Consumer services (0.5%)
58.Com, Inc. ADR (China) †	162	6,512
Blue Nile, Inc. †	79	2,435
Chegg, Inc. †	496	2,763
Geo Group, Inc. (The) R	72	2,449
Liberty Interactive Corp. Class A †	2,774	80,806
Overstock.com, Inc. †	232	3,540
RetailMeNot, Inc. †	198	5,049
Shutterfly, Inc. †	39	1,604
SouFun Holdings, Ltd. ADR (China)	346	4,142
TrueBlue, Inc. †	708	19,265
		128,565
Containers (0.1%)
Ball Corp.	633	38,208
		38,208
Distribution (0.1%)
Beacon Roofing Supply, Inc. †	47	1,622
Core-Mark Holding Co., Inc.	86	7,110
Fourlis Holdings SA (Greece) †	921	6,290
MWI Veterinary Supply, Inc. †	43	5,999
SpartanNash Co.	155	3,763
United Natural Foods, Inc. †	57	3,842
		28,626
Electric utilities (2.4%)
China Resources Power Holdings Co., Ltd. (China)	2,000	5,246
Chubu Electric Power Co., Inc. (Japan)	400	4,827
CMS Energy Corp.	1,764	52,479
Edison International	2,182	120,315
Enel SpA (Italy)	4,652	26,329
Entergy Corp.	1,192	89,901
GDF Suez (France)	967	27,003
PG&E Corp.	2,923	134,078
Power Grid Corp. of India, Ltd. (India)	2,974	6,143
PPL Corp.	4,287	150,430
Red Electrica Corporacion SA (Spain)	449	38,523
Tenaga Nasional Bhd (Malaysia)	3,900	14,645
		669,919
Electrical equipment (0.3%)
ABB, Ltd. (Switzerland)	1,081	25,676
Allegion PLC (Ireland)	779	40,811
Canadian Solar, Inc. (Canada) †	152	3,914
II-VI, Inc. †	437	5,882
OSRAM Licht AG (Germany) †	312	15,832
		92,115

24     Dynamic Asset Allocation Equity Fund

COMMON STOCKS (90.9%)* cont.	Shares	Value
Electronics (3.1%)
Agilent Technologies, Inc.	608	$34,620
Broadcom Corp. Class A	6,366	202,884
Cavium, Inc. †	54	2,645
Ceva, Inc. †	293	4,585
Cirrus Logic, Inc. †	148	3,275
EnerSys	202	13,946
Fairchild Semiconductor International, Inc. †	194	2,846
FEI Co.	59	4,924
Freescale Semiconductor, Ltd. †	238	5,281
GenMark Diagnostics, Inc. †	701	7,718
Gentex Corp.	1,234	35,687
GT Advanced Technologies, Inc. †	116	1,956
Hollysys Automation Technologies, Ltd. (China) †	309	6,492
Inotera Memories, Inc. (Taiwan) †	10,000	15,126
Integrated Silicon Solutions, Inc. †	628	8,817
Keyence Corp. (Japan)	100	39,104
L-3 Communications Holdings, Inc.	623	75,489
Marvell Technology Group, Ltd.	6,136	95,538
Mellanox Technologies, Ltd. (Israel) †	78	2,463
Mentor Graphics Corp.	578	12,248
Microsemi Corp. †	127	3,090
Omnivision Technologies, Inc. †	364	8,183
Omron Corp. (Japan)	800	30,240
Pegatron Corp. (Taiwan)	7,000	13,534
Radiant Opto-Electronics Corp. (Taiwan)	3,090	12,696
Rockwell Automation, Inc.	942	114,056
Samsung Electronics Co., Ltd. (South Korea)	49	69,398
Semtech Corp. †	122	3,165
Silicon Image, Inc. †	827	4,325
SK Hynix, Inc. (South Korea) †	280	12,145
Skyworth Digital Holdings, Ltd. (China)	12,000	5,718
Sparton Corp. †	181	5,329
		857,523
Energy (oil field) (2.1%)
Baker Hughes, Inc.	1,643	115,864
Dril-Quip, Inc. †	230	23,511
Key Energy Services, Inc. †	801	6,448
Oceaneering International, Inc.	482	34,728
Oil States International, Inc. †	293	31,521
Schlumberger, Ltd.	3,181	330,951
SPT Energy Group, Inc. (China)	16,000	9,770
Superior Energy Services, Inc.	982	32,593
		585,386
Energy (other) (0.1%)
AMEC PLC (United Kingdom)	1,251	25,331
FutureFuel Corp.	558	9,586
		34,917

Dynamic Asset Allocation Equity Fund     25

COMMON STOCKS (90.9%)* cont.	Shares	Value
Engineering and construction (0.3%)
China Railway Group, Ltd. (China)	19,000	$8,870
JGC Corp. (Japan)	1,000	28,865
Singapore Technologies Engineering, Ltd. (Singapore)	7,000	21,609
Vinci SA (France)	374	27,683
		87,027
Entertainment (0.2%)
Carmike Cinemas, Inc. †	116	3,990
CJ CGV Co., Ltd. (South Korea)	183	8,322
National CineMedia, Inc.	438	6,863
Panasonic Corp. (Japan)	2,000	21,629
TiVo, Inc. †	770	9,163
Vail Resorts, Inc.	41	2,857
VOXX International Corp. †	562	4,870
		57,694
Environmental (0.1%)
Coway Co., Ltd. (South Korea)	142	11,957
MSA Safety, Inc.	75	4,100
Sound Global, Ltd. (China) †	9,000	8,379
		24,436
Financial (0.6%)
Carlyle Group LP (The)	137	4,243
CoreLogic, Inc. †	2,481	70,783
HSBC Holdings PLC (United Kingdom)	5,386	56,804
Mitsubishi UFJ Financial Group (MUFG), Inc. (Japan)	4,300	24,342
WageWorks, Inc. †	136	5,505
		161,677
Food (0.9%)
Boulder Brands, Inc. †	100	1,357
Calbee, Inc. (Japan)	1,000	28,216
Carrefour SA (France)	627	22,795
Chaoda Modern Agriculture Holdings, Ltd. (China) † F	2,000	129
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR (Preference) (Brazil)	318	14,421
Distribuidora Internacional de Alimentacion SA (Spain)	1,907	17,617
Hain Celestial Group, Inc. (The) †	27	2,449
JBS SA (Brazil) †	3,212	10,753
Magnit OJSC (Russia)	36	9,099
MEIJI Holdings Co., Ltd. (Japan)	400	25,291
Nestle SA (Switzerland)	1,002	78,605
Suedzucker AG (Germany)	464	9,424
Ulker Biskuvi Sanayi AS (Turkey)	741	6,253
Unilever PLC (United Kingdom)	350	15,723
		242,132
Forest products and packaging (0.3%)
Amcor, Ltd. (Australia)	1,672	16,500
Domtar Corp. (Canada)	190	17,267
KapStone Paper and Packaging Corp. †	261	7,582
Packaging Corp. of America	410	28,356
UPM-Kymmene OYJ (Finland)	1,202	21,153
		90,858

26     Dynamic Asset Allocation Equity Fund

COMMON STOCKS (90.9%)* cont.	Shares	Value
Gaming and lottery (—%)
Paradise Entertainment, Ltd. (Hong Kong) †	8,000	$6,382
Penn National Gaming, Inc. †	588	6,856
		13,238
Health-care services (3.0%)
Aetna, Inc.	2,073	160,761
Amedisys, Inc. †	177	2,575
AmSurg Corp. †	127	5,751
athenahealth, Inc. †	20	2,538
Cardinal Health, Inc.	1,880	132,784
Centene Corp. †	39	2,906
Chemed Corp.	158	13,917
Community Health Systems, Inc. †	206	8,605
Computer Programs & Systems, Inc.	33	2,098
Health Net, Inc. †	568	22,709
HealthSouth Corp.	50	1,756
Kindred Healthcare, Inc.	264	6,552
McKesson Corp.	1,220	231,361
MedAssets, Inc. †	372	8,712
Medidata Solutions, Inc. †	63	2,436
Omega Healthcare Investors, Inc. R	109	4,021
Providence Service Corp. (The) †	233	9,367
Suzuken Co., Ltd. (Japan)	200	7,100
Threshold Pharmaceuticals, Inc. †	496	1,915
Triple-S Management Corp. Class B (Puerto Rico) †	96	1,697
WellCare Health Plans, Inc. †	174	13,476
WellPoint, Inc.	1,657	179,553
WuXi pharmaTech Cayman, Inc. ADR (China) †	222	7,408
		829,998
Household furniture and appliances (—%)
La-Z-Boy, Inc.	136	3,321
Select Comfort Corp. †	245	4,542
		7,863
Industrial (—%)
HD Supply Holdings, Inc. †	154	4,046
		4,046
Insurance (3.6%)
Ageas (Belgium)	653	27,452
AIA Group, Ltd. (Hong Kong)	5,200	26,076
Allianz SE (Germany)	215	36,459
Allied World Assurance Co. Holdings AG	1,353	50,738
American Equity Investment Life Holding Co.	377	8,490
American Financial Group, Inc.	776	45,303
Amtrust Financial Services, Inc.	200	8,540
Aon PLC	2,400	215,856
Assicurazioni Generali SpA (Italy)	1,353	30,635
AXA SA (France)	1,242	30,661
Axis Capital Holdings, Ltd.	1,115	51,279
BB Seguridade Participacoes SA (Brazil)	600	7,633
Berkshire Hathaway, Inc. Class B †	187	24,000
Cathay Financial Holding Co., Ltd. (Taiwan)	8,338	12,782

Dynamic Asset Allocation Equity Fund     27

COMMON STOCKS (90.9%)* cont.	Shares	Value
Insurance cont.
China Life Insurance Co., Ltd. Class H (China)	5,000	$13,713
China Pacific Insurance (Group) Co., Ltd. (China)	3,200	10,722
CNO Financial Group, Inc.	402	6,484
Genworth Financial, Inc. Class A †	1,215	20,643
Hanwha Life Insurance Co., Ltd. (South Korea)	1,630	10,366
Insurance Australia Group, Ltd. (Australia)	5,181	28,730
Legal & General Group PLC (United Kingdom)	5,970	23,036
Liberty Holdings, Ltd. (South Africa)	730	8,932
Maiden Holdings, Ltd. (Bermuda)	330	4,039
Meritz Fire & Marine Insurance Co., Ltd. (South Korea)	440	5,505
Muenchener Rueckversicherungs AG (Germany)	74	16,402
ProAssurance Corp.	127	5,772
Protective Life Corp.	145	7,584
Prudential PLC (United Kingdom)	796	18,486
Stewart Information Services Corp.	290	9,303
Symetra Financial Corp.	330	6,881
Third Point Reinsurance, Ltd. (Bermuda) †	380	5,795
Travelers Cos., Inc. (The)	2,306	215,496
United Insurance Holdings Corp.	348	6,142
		999,935
Investment banking/Brokerage (1.4%)
Deutsche Bank AG (Germany)	504	20,415
Goldman Sachs Group, Inc. (The)	1,886	301,402
Investor AB Class B (Sweden)	617	24,212
UBS AG (Switzerland)	1,177	23,632
WisdomTree Investments, Inc. †	628	6,525
		376,186
Lodging/Tourism (0.8%)
Century Casinos, Inc. †	457	2,806
Grand Korea Leisure Co., Ltd. (South Korea)	240	9,695
Home Inns & Hotels Management, Inc. ADR (China) †	232	7,310
Marcus Corp.	377	6,334
Melco Crown Entertainment, Ltd. ADR (Hong Kong)	171	5,894
MGM China Holdings, Ltd. (Hong Kong)	6,800	23,621
SJM Holdings, Ltd. (Hong Kong)	6,000	17,291
Wyndham Worldwide Corp.	807	59,662
Wynn Resorts, Ltd.	434	93,297
		225,910
Machinery (1.2%)
AGCO Corp.	708	38,204
Alfa Laval AB (Sweden)	1,179	30,884
Altra Industrial Motion Corp.	305	10,428
Cummins, Inc.	1,279	195,597
DXP Enterprises, Inc. †	60	4,174
Franklin Electric Co., Inc.	139	5,324
Hyster-Yale Materials Holdings, Inc.	53	4,456
Kadant, Inc.	171	6,481
MRC Global, Inc. †	677	19,491

28     Dynamic Asset Allocation Equity Fund

COMMON STOCKS (90.9%)* cont.	Shares	Value
Machinery cont.
NACCO Industries, Inc. Class A	27	$1,465
THK Co., Ltd. (Japan)	800	17,728
		334,232
Manufacturing (1.1%)
AZZ, Inc.	152	6,766
Chase Corp.	155	4,734
Generac Holdings, Inc.	185	9,006
Greenbrier Cos., Inc. (The) †	377	20,924
IDEX Corp.	606	46,468
IMI PLC (United Kingdom)	1,135	30,383
Ingersoll-Rand PLC	2,002	119,760
Leggett & Platt, Inc.	1,238	41,993
Polypore International, Inc. †	46	2,045
Standex International Corp.	80	5,907
TriMas Corp. †	395	13,868
		301,854
Media (0.7%)
Demand Media, Inc. †	281	1,293
Naspers, Ltd. Class N (South Africa)	131	14,441
Viacom, Inc. Class B	2,153	183,715
		199,449
Medical technology (0.9%)
Abaxis, Inc. †	48	1,983
Accuray, Inc. †	453	3,995
Alere, Inc. †	234	8,370
Align Technology, Inc. †	74	4,041
AtriCure, Inc. †	183	3,023
Coloplast A/S Class B (Denmark)	462	39,827
Conmed Corp.	268	12,033
Cyberonics, Inc. †	28	1,702
DexCom, Inc. †	84	2,836
Globus Medical, Inc. Class A †	189	4,570
Greatbatch, Inc. †	339	15,835
Hanger, Inc. †	223	6,775
Hill-Rom Holdings, Inc.	203	8,057
Insulet Corp. †	135	4,945
Intuitive Surgical, Inc. †	208	76,906
Microport Scientific Corp. (China)	8,000	5,481
NxStage Medical, Inc. †	203	2,787
OraSure Technologies, Inc. †	648	4,095
STAAR Surgical Co. †	546	8,425
Steris Corp.	93	4,977
Thoratec Corp. †	79	2,616
Trinity Biotech PLC ADR (Ireland)	161	3,862
VCA Antech, Inc. †	496	16,690
		243,831
Metals (0.9%)
Antofagasta PLC (United Kingdom)	1,106	14,618
BHP Billiton PLC (United Kingdom)	681	21,323
BHP Billiton, Ltd. (Australia)	843	28,637

Dynamic Asset Allocation Equity Fund     29

COMMON STOCKS (90.9%)* cont.	Shares	Value
Metals cont.
Glencore Xstrata PLC (United Kingdom)	3,329	$18,043
Glencore Xstrata PLC (United Kingdom)	1,338	7,258
Hitachi Metals, Ltd. (Japan)	3,000	42,682
Horsehead Holding Corp. †	567	9,401
L.B. Foster Co. Class A	100	5,108
Mining and Metallurgical Co. GMK Norilsk Nickel OJSC ADR (Russia)	298	5,713
NN, Inc.	398	9,763
Reliance Steel & Aluminum Co.	335	24,103
Rio Tinto PLC (United Kingdom)	367	18,806
Vale SA ADR (Brazil)	401	5,113
Vale SA ADR (Preference) (Brazil)	230	2,640
voestalpine AG (Austria)	619	28,642
		241,850
Natural gas utilities (0.3%)
Centrica PLC (United Kingdom)	4,134	23,255
China Resources Gas Group, Ltd. (China)	2,000	6,117
ENI SpA (Italy)	1,089	27,745
UGI Corp.	739	35,967
		93,084
Oil and gas (5.9%)
BG Group PLC (United Kingdom)	967	19,791
BP PLC (United Kingdom)	6,918	58,328
Cabot Oil & Gas Corp.	1,707	61,862
Callon Petroleum Co. †	1,042	10,993
Chevron Corp.	383	47,029
China Petroleum & Chemical Corp. (China)	12,000	10,841
ConocoPhillips	3,608	288,424
Delek US Holdings, Inc.	358	11,123
Exxon Mobil Corp.	2,218	222,976
Ezion Holdings, Ltd. (Singapore)	6,000	10,536
Genel Energy PLC (United Kingdom) †	291	5,156
Gulfport Energy Corp. †	63	3,876
Kodiak Oil & Gas Corp. †	445	5,665
Lukoil OAO ADR (Russia)	461	26,083
Occidental Petroleum Corp.	2,630	262,185
Oil & Natural Gas Corp., Ltd. (India)	1,940	12,422
PBF Energy, Inc. Class A	473	15,093
Petroleo Brasileiro SA ADR (Preference) (Brazil)	513	7,659
Phillips 66	2,109	178,822
Repsol YPF SA (Spain)	612	17,240
Rosetta Resources, Inc. †	62	2,922
Royal Dutch Shell PLC Class A (United Kingdom)	1,104	43,395
Royal Dutch Shell PLC Class B (United Kingdom)	1,003	40,938
Statoil ASA (Norway)	1,339	41,035
Stone Energy Corp. †	174	7,724
Tesoro Corp.	607	34,113
Total SA (France)	740	51,929
Unit Corp. †	81	5,145

30     Dynamic Asset Allocation Equity Fund

COMMON STOCKS (90.9%)* cont.	Shares	Value
Oil and gas cont.
Vaalco Energy, Inc. †	551	$3,582
Valero Energy Corp.	1,935	108,457
W&T Offshore, Inc.	179	2,626
Woodside Petroleum, Ltd. (Australia)	528	20,711
		1,638,681
Pharmaceuticals (6.5%)
AbbVie, Inc.	2,600	141,258
ACADIA Pharmaceuticals, Inc. †	156	3,221
Actelion, Ltd. (Switzerland)	400	39,754
Alkermes PLC †	130	5,955
Antares Pharma, Inc. †	782	2,307
Array BioPharma, Inc. †	445	1,869
Aspen Pharmacare Holdings, Ltd. (South Africa)	465	12,001
AstraZeneca PLC (United Kingdom)	622	44,660
Bayer AG (Germany)	372	53,802
Biospecifics Technologies Corp. †	81	2,185
Conatus Pharmaceuticals, Inc. †	63	390
Eli Lilly & Co.	1,682	100,685
Enanta Pharmaceuticals, Inc. †	59	2,241
GlaxoSmithKline PLC (United Kingdom)	1,685	45,219
Glenmark Pharmaceuticals, Ltd. (India)	718	6,713
Hisamitsu Pharmaceutical Co., Inc. (Japan)	300	12,236
Impax Laboratories, Inc. †	266	7,384
Insys Therapeutics, Inc. †	247	6,382
Jazz Pharmaceuticals PLC †	360	51,070
Johnson & Johnson	4,294	435,669
Merck & Co., Inc.	4,968	287,448
Nektar Therapeutics †	307	3,601
Novartis AG (Switzerland)	462	41,428
Novo Nordisk A/S Class B (Denmark)	637	26,968
Orion OYJ Class B (Finland)	664	20,927
Pfizer, Inc.	11,008	326,167
Prestige Brands Holdings, Inc. †	221	7,558
Questcor Pharmaceuticals, Inc.	63	5,678
Receptos, Inc. †	86	2,559
Roche Holding AG-Genusschein (Switzerland)	201	59,144
Salix Pharmaceuticals, Ltd. †	176	20,078
Sanofi (France)	350	37,424
SIGA Technologies, Inc. †	904	2,414
Sucampo Pharmaceuticals, Inc. Class A †	302	2,196
TESARO, Inc. †	82	2,184
Trevena, Inc. †	242	1,062
		1,821,837
Photography/Imaging (0.1%)
Konica Minolta Holdings, Inc. (Japan)	2,200	19,059
		19,059
Power producers (0.1%)
China Power New Energy Development Co., Ltd. (China) †	120,000	7,447
China WindPower Group, Ltd. (China) †	130,000	9,763
		17,210

Dynamic Asset Allocation Equity Fund     31

COMMON STOCKS (90.9%)* cont.	Shares	Value
Publishing (0.3%)
Gannett Co., Inc.	1,633	$45,381
Graham Holdings Co. Class B	48	32,493
		77,874
Railroads (0.1%)
Central Japan Railway Co. (Japan)	300	39,858
		39,858
Real estate (3.0%)
AG Mortgage Investment Trust, Inc. R	92	1,748
Agree Realty Corp. R	171	5,274
American Capital Agency Corp. R	1,645	39,036
Arlington Asset Investment Corp. Class A	110	3,042
ARMOUR Residential REIT, Inc. R	493	2,145
Ashford Hospitality Prime, Inc. R	116	1,891
Ashford Hospitality Trust, Inc. R	584	6,249
AvalonBay Communities, Inc. R	535	75,884
Bekasi Fajar Industrial Estate Tbk PT (Indonesia)	92,500	4,005
CBL & Associates Properties, Inc. R	224	4,216
Chimera Investment Corp. R	4,436	13,973
China Overseas Land & Investment, Ltd. (China)	2,000	5,211
CYS Investments, Inc. R	305	2,818
Dexus Property Group (Australia) R	19,141	19,877
Education Realty Trust, Inc. R	901	9,424
EPR Properties R	93	5,015
Federal Realty Investment Trust R	272	32,509
First Industrial Realty Trust R	192	3,560
Glimcher Realty Trust R	370	4,077
GPT Group (Australia) R	5,924	21,518
Hammerson PLC (United Kingdom) R	1,484	14,776
HFF, Inc. Class A	560	18,099
Invesco Mortgage Capital, Inc. R	147	2,611
Investors Real Estate Trust R	442	3,925
iStar Financial, Inc. † R	365	5,271
Kilroy Realty Corp. R	328	19,870
KWG Property Holding, Ltd. (China)	8,500	5,372
Lexington Realty Trust R	845	9,591
LTC Properties, Inc. R	208	8,266
MFA Financial, Inc. R	498	4,099
National Health Investors, Inc. R	130	8,154
One Liberty Properties, Inc. R	202	4,343
PS Business Parks, Inc. R	128	10,776
Public Storage R	586	101,015
Ramco-Gershenson Properties Trust R	247	4,100
Rayonier, Inc. R	530	25,228
Robinsons Land Corp. (Philippines)	17,600	8,994
Select Income REIT R	158	4,539
Simon Property Group, Inc. R	1,278	212,736
Sovran Self Storage, Inc. R	42	3,226
Starwood Property Trust, Inc. R	111	2,707
Starwood Waypoint Residential Trust † R	22	600

32     Dynamic Asset Allocation Equity Fund

COMMON STOCKS (90.9%)* cont.	Shares	Value
Real estate cont.
Summit Hotel Properties, Inc. R	539	$5,412
Surya Semesta Internusa Tbk PT (Indonesia) †	56,700	3,479
Tokyu Fudosan Holdings Corp. (Japan) †	3,100	24,536
Universal Health Realty Income Trust R	46	1,991
Westfield Group (Australia)	1,302	12,959
Wheelock and Co., Ltd. (Hong Kong)	5,000	20,236
WP Carey, Inc. R	242	15,401
		823,784
Regional Bells (—%)
Frontier Communications Corp.	1,089	6,305
		6,305
Restaurants (0.1%)
Krispy Kreme Doughnuts, Inc. †	262	4,936
Papa John’s International, Inc.	184	7,980
Popeyes Louisiana Kitchen, Inc. †	138	5,923
Red Robin Gourmet Burgers, Inc. †	49	3,532
		22,371
Retail (6.0%)
7-Eleven Malaysia Holdings Bhd (Malaysia) †	8,000	3,810
Adidas AG (Germany)	159	17,066
Advance Auto Parts, Inc.	479	59,477
American Eagle Outfitters, Inc.	2,135	22,909
ANN, Inc. †	228	8,862
Ascena Retail Group, Inc. †	190	3,172
Big Lots, Inc. †	196	8,318
Brown Shoe Co., Inc.	126	3,547
Buckle, Inc. (The)	71	3,184
Coach, Inc.	1,470	59,844
Compagnie Financiere Richemont SA (Switzerland)	178	18,754
Compagnie Financiere Richemont SA ADR (Switzerland)	497	5,221
Crocs, Inc. †	116	1,732
CST Brands, Inc.	801	26,489
CVS Caremark Corp.	6,777	530,775
Deckers Outdoor Corp. †	43	3,323
Destination Maternity Corp.	323	7,471
First Cash Financial Services, Inc. (Mexico) †	124	6,512
Gap, Inc. (The)	1,608	66,298
Genesco, Inc. †	85	6,366
Home Depot, Inc. (The)	3,617	290,192
KAR Auction Services, Inc.	509	15,545
Koninklijke Ahold NV (Netherlands)	1,528	27,765
Lowe’s Cos., Inc.	4,626	217,792
Lumber Liquidators Holdings, Inc. †	30	2,330
Macy’s, Inc.	1,900	113,791
Magazine Luiza SA (Brazil)	2,100	7,630
Next PLC (United Kingdom)	413	45,967
Nutraceutical International Corp. †	126	3,000
PetSmart, Inc.	682	39,195
Puregold Price Club, Inc. (Philippines)	6,200	5,933

Dynamic Asset Allocation Equity Fund     33

COMMON STOCKS (90.9%)* cont.	Shares	Value
Retail cont.
Sonic Automotive, Inc. Class A	277	$7,291
Steven Madden, Ltd. †	95	3,027
USANA Health Sciences, Inc. †	36	2,589
Woolworths, Ltd. (Australia)	383	13,369
World Fuel Services Corp.	223	10,338
		1,668,884
Schools (0.1%)
Bright Horizons Family Solutions, Inc. †	141	5,496
Estacio Participacoes SA (Brazil)	926	11,115
Grand Canyon Education, Inc. †	59	2,599
ITT Educational Services, Inc. †	551	9,488
Kroton Educacional SA (Brazil)	311	7,895
		36,593
Semiconductor (0.4%)
Advanced Energy Industries, Inc. †	147	2,877
Advanced Semiconductor Engineering, Inc. (Taiwan)	13,000	16,427
ASML Holding NV (Netherlands)	280	24,031
Entegris, Inc. †	507	5,815
Magnachip Semiconductor Corp. (South Korea) †	124	1,540
Photronics, Inc. †	512	4,500
Semiconductor Manufacturing International Corp. (China) †	54,000	4,593
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	7,000	28,053
Tokyo Electron, Ltd. (Japan)	400	24,062
Ultra Clean Holdings, Inc. †	762	6,309
		118,207
Shipping (0.3%)
Aegean Marine Petroleum Network, Inc. (Greece)	759	7,689
Diana Shipping, Inc. (Greece) †	351	3,826
Quality Distribution, Inc. †	1,041	14,980
StealthGas, Inc. (Greece) †	1,308	13,734
Swift Transportation Co. †	718	17,778
Yamato Transport Co., Ltd. (Japan)	700	14,927
		72,934
Software (5.2%)
Activision Blizzard, Inc.	5,337	110,903
CA, Inc.	3,404	97,661
Cadence Design Systems, Inc. †	6,746	112,591
F5 Networks, Inc. †	1,098	119,188
IntraLinks Holdings, Inc. †	543	4,730
Manhattan Associates, Inc. †	358	11,621
Microsoft Corp.	9,485	388,316
NTT Data Corp. (Japan)	300	10,973
Oracle Corp.	9,973	419,065
Proofpoint, Inc. †	83	2,649
PTC, Inc. †	159	5,851
QLIK Technologies, Inc. †	54	1,172
Rovi Corp. †	259	6,260
Safeguard Scientifics, Inc. †	289	5,514
SAP AG (Germany)	138	10,565
Symantec Corp.	5,642	124,068

34     Dynamic Asset Allocation Equity Fund

COMMON STOCKS (90.9%)* cont.	Shares	Value
Software cont.
Tencent Holdings, Ltd. (China)	1,000	$14,153
Ultimate Software Group, Inc. †	60	7,628
Zynga, Inc. Class A †	610	2,105
		1,455,013
Staffing (0.3%)
Barrett Business Services, Inc.	86	4,056
Kforce, Inc.	355	7,821
Korn/Ferry International †	188	5,710
ManpowerGroup, Inc.	556	45,581
On Assignment, Inc. †	296	10,434
		73,602
Technology (0.2%)
CACI International, Inc. Class A †	127	9,068
SoftBank Corp. (Japan)	500	36,386
Tech Data Corp. †	150	8,927
		54,381
Technology services (1.1%)
Acxiom Corp. †	361	8,206
Amber Road, Inc. †	76	1,040
AOL, Inc. †	2,087	75,716
Baidu, Inc. ADR (China) †	64	10,624
Cap Gemini (France)	350	25,449
CSG Systems International, Inc.	79	2,075
Engility Holdings, Inc. †	143	5,527
Google, Inc. Class A †	86	49,162
Google, Inc. Class C †	86	48,244
HomeAway, Inc. †	98	3,018
MeetMe, Inc. †	1,211	2,483
NIC, Inc.	139	2,303
Nomura Research Institute, Ltd. (Japan)	500	16,858
Perficient, Inc. †	258	4,551
Tyler Technologies, Inc. †	87	6,797
Unisys Corp. †	201	4,717
United Internet AG (Germany)	440	20,336
XO Group, Inc. †	345	3,930
Yandex NV Class A (Russia) †	243	7,567
Yelp, Inc. †	50	3,308
		301,911
Telecommunications (1.1%)
Allot Communications, Ltd. (Israel) †	164	2,178
Arris Group, Inc. †	101	3,344
Aruba Networks, Inc. †	110	2,037
BT Group PLC (United Kingdom)	5,003	33,293
CalAmp Corp. †	323	6,169
EchoStar Corp. Class A †	427	21,807
Inteliquent, Inc.	270	4,045
Iridium Communications, Inc. †	448	3,548
Loral Space & Communications, Inc. †	70	5,064
MTN Group, Ltd. (South Africa)	1,112	23,437
NTT DoCoMo, Inc. (Japan)	1,300	21,668

Dynamic Asset Allocation Equity Fund     35

COMMON STOCKS (90.9%)* cont.	Shares	Value
Telecommunications cont.
Orange (France)	1,299	$21,718
Ruckus Wireless, Inc. †	278	3,002
ShoreTel, Inc. †	301	2,095
T-Mobile US, Inc. †	1,712	58,773
Tele2 AB Class B (Sweden)	784	9,273
Telefonica SA (Spain)	1,255	21,059
Telenor ASA (Norway)	791	18,750
Telstra Corp., Ltd. (Australia)	5,330	26,510
Ubiquiti Networks, Inc. †	172	6,013
USA Mobility, Inc.	222	3,423
Vodafone Group PLC (United Kingdom)	3,739	13,130
		310,336
Telephone (1.3%)
Deutsche Telekom AG (Germany)	1,577	26,495
IDT Corp. Class B	184	3,051
Verizon Communications, Inc.	6,578	328,637
		358,183
Textiles (0.2%)
G&K Services, Inc. Class A	107	5,544
Hanesbrands, Inc.	676	57,345
		62,889
Tire and rubber (0.2%)
Continental AG (Germany)	220	52,016
Cooper Tire & Rubber Co.	263	7,319
		59,335
Tobacco (0.2%)
British American Tobacco (BAT) PLC (United Kingdom)	453	27,339
Japan Tobacco, Inc. (Japan)	700	23,767
		51,106
Toys (0.1%)
Namco Bandai Holdings, Inc. (Japan)	800	17,524
		17,524
Transportation services (0.1%)
ComfortDelgro Corp., Ltd. (Singapore)	10,000	18,637
Matson, Inc.	78	1,916
Universal Truckload Services, Inc.	192	4,664
XPO Logistics, Inc. †	219	5,503
		30,720
Trucks and parts (0.5%)
Aisin Seiki Co., Ltd. (Japan)	700	25,561
Douglas Dynamics, Inc.	264	4,612
Hota Industrial Manufacturing Co., Ltd. (Taiwan)	4,000	6,604
Hyundai Mobis Co., Ltd. (South Korea)	52	14,706
Miller Industries, Inc.	203	4,123
Standard Motor Products, Inc.	296	12,290
Tenneco, Inc. †	80	5,100
Tower International, Inc. †	334	10,234
WABCO Holdings, Inc. †	425	45,377
		128,607
Waste Management (—%)
US Ecology, Inc.	77	3,804
		3,804

36     Dynamic Asset Allocation Equity Fund

COMMON STOCKS (90.9%)* cont.	Shares	Value
Water Utilities (0.1%)
China Water Affairs Group, Ltd. (China)	24,000	$7,820
United Utilities Group PLC (United Kingdom)	1,733	25,214
		33,034
Total common stocks (cost $18,791,560)		$25,391,328

INVESTMENT COMPANIES (6.0%)*	Shares	Value
Hercules Technology Growth Capital, Inc.	338	$5,151
iShares MSCI EAFE ETF	2,000	138,820
iShares MSCI Emerging Markets ETF	1,042	44,337
iShares MSCI Taiwan ETF (Taiwan)	753	11,378
Market Vectors Vietnam ETF (Vietnam)	480	9,730
SPDR S&P 500 ETF Trust	6,725	1,295,437
SPDR S&P Midcap 400 ETF Trust	703	176,369
Total investment companies (cost $1,553,170)		$1,681,222

WARRANTS (0.1%)*†	Expiration date	Strike price	Warrants	Value
Ecobank Transnational, Inc. 144A (Nigeria)	9/20/16	$0.00	62,919	$6,495
Guaranty Trust Bank PLC 144A (Nigeria)	9/20/16	0.00	13,845	2,545
Kuwait Foods (Americana) 144A (Kuwait)	2/24/16	0.00	304	3,061
National Bank of Kuwait SAK 144A (Kuwait)	12/10/15	0.00	2,306	8,175
Samba Financial Group 144A (Saudi Arabia)	8/3/16	0.00	513	5,600
Saudi Basic Industries Corp. 144A (Saudi Arabia)	3/2/17	0.00	106	3,277
Saudi Industrial Investment Group 144A (Saudi Arabia)	10/28/15	0.00	621	5,952
Zenith Bank PLC 144A (Nigeria)	9/20/16	0.00	30,784	4,805
Total warrants (cost $36,343)				$39,910

PURCHASED OPTIONS OUTSTANDING (0.0%)*	Expiration date/strike price	Contract amount	Value
SGX CNX Nifty Index Future (Put)	Jun-14/$6,459.17	$8	$21
Total purchased options outstanding (cost $1,474)			$21

SHORT-TERM INVESTMENTS (3.0%)*	Principal amount/shares	Value
Putnam Short Term Investment Fund 0.06% L	645,569	$645,569
U.S. Treasury Bills with an effective yield of 0.10%, February 5, 2015 #	$7,000	6,997
U.S. Treasury Bills with effective yields ranging from 0.04% to 0.12%, November 13, 2014 #	128,000	127,964
U.S. Treasury Bills with an effective yield of 0.10%, August 21, 2014 #	11,000	10,999
U.S. Treasury Bills with an effective yield of 0.06%, August 14, 2014 #	38,000	37,997
U.S. Treasury Bills with effective yields ranging from 0.01% to 0.03%, July 31, 2014 #	2,000	2,000
Total short-term investments (cost $831,494)		$831,526

TOTAL INVESTMENTS
Total investments (cost $21,214,041)	$27,944,007

Dynamic Asset Allocation Equity Fund     37

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
NVDR	Non-voting Depository Receipt
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PJSC	Public Joint Stock Company
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2013 through May 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $27,941,528.
†	Non-income-producing security.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
###	When-issued security (Note 1).
F

Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
At the close of the reporting period, the fund maintained liquid assets totaling $63,104 to cover certain derivatives contracts and when-issued securities.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	80.1%
United Kingdom	3.4
Japan	3.1
France	1.7
Germany	1.4
Switzerland	1.3
Australia	1.2
China	0.8
South Korea	0.7
Spain	0.6
Other	5.7
Total	100.0%

When-issued securities sold at 5/31/14
COMMON STOCKS (0.0%)*	Shares	Value
Civeo Corp. † ###	586	$13,513
Total when-issued securities sold short (proceeds receivable $12,985)		$13,513

38     Dynamic Asset Allocation Equity Fund

FORWARD CURRENCY CONTRACTS at 5/31/14 (aggregate face value $9,911,947)
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Canadian Dollar	Sell	7/17/14	$336,350	$328,787	$(7,563)
	Chilean Peso	Buy	7/17/14	435	432	3
	Chilean Peso	Sell	7/17/14	435	436	1
	Colombian Peso	Buy	7/17/14	28,044	27,034	1,010
	Colombian Peso	Sell	7/17/14	28,044	27,448	(596)
	Euro	Buy	6/18/14	438,104	442,361	(4,257)
	Singapore Dollar	Sell	8/20/14	12,278	12,260	(18)
	Swiss Franc	Buy	6/18/14	27,587	27,560	27
	Swiss Franc	Sell	6/18/14	27,587	27,834	247
Barclays Bank PLC
	Australian Dollar	Sell	7/17/14	26,629	26,715	86
	British Pound	Buy	6/18/14	48,604	48,794	(190)
	Canadian Dollar	Sell	7/17/14	22,479	22,542	63
	Euro	Sell	6/18/14	72,108	73,371	1,263
	Hong Kong Dollar	Sell	8/20/14	33,772	33,776	4
	Japanese Yen	Sell	8/20/14	49,195	48,727	(468)
	Mexican Peso	Buy	7/17/14	49,583	48,592	991
	New Zealand Dollar	Buy	7/17/14	50,252	50,778	(526)
	Norwegian Krone	Buy	6/18/14	15,565	15,135	430
	Singapore Dollar	Sell	8/20/14	62,665	62,614	(51)
	South African Rand	Sell	7/17/14	15,623	15,109	(514)
	South Korean Won	Buy	8/20/14	59,321	58,908	413
	Swedish Krona	Sell	6/18/14	25,994	25,778	(216)
	Swiss Franc	Buy	6/18/14	3,909	4,307	(398)
	Turkish Lira	Buy	6/18/14	15,959	16,109	(150)
	Turkish Lira	Sell	6/18/14	15,959	15,839	(120)
Citibank, N.A.
	Australian Dollar	Sell	7/17/14	42,495	41,850	(645)
	Brazilian Real	Buy	7/2/14	26,474	26,720	(246)
	Chilean Peso	Sell	7/17/14	13,660	13,545	(115)
	Danish Krone	Sell	6/18/14	40,295	40,580	285
	Euro	Buy	6/18/14	51,798	52,008	(210)
	Euro	Sell	6/18/14	51,798	52,473	675
	Japanese Yen	Sell	8/20/14	26,276	26,029	(247)
	Mexican Peso	Buy	7/17/14	26,873	26,502	371
	New Zealand Dollar	Buy	7/17/14	23,772	24,048	(276)
	Norwegian Krone	Buy	6/18/14	30,294	30,623	(329)
	Swiss Franc	Buy	6/18/14	51,822	52,512	(690)
	Swiss Franc	Sell	6/18/14	51,822	52,268	446
	Thai Baht	Sell	8/20/14	15,724	15,894	170

Dynamic Asset Allocation Equity Fund     39

FORWARD CURRENCY CONTRACTS at 5/31/14 (aggregate face value $9,911,947) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Credit Suisse International
	Australian Dollar	Sell	7/17/14	$123,122	$122,115	$(1,007)
	British Pound	Sell	6/18/14	59,666	59,250	(416)
	Canadian Dollar	Buy	7/17/14	25,887	25,586	301
	Euro	Buy	6/18/14	106,186	107,704	(1,518)
	Euro	Sell	6/18/14	106,186	107,342	1,156
	Indian Rupee	Buy	8/20/14	14,280	14,034	246
	Japanese Yen	Buy	8/20/14	526,220	520,942	5,278
	Mexican Peso	Buy	7/17/14	186	182	4
	New Zealand Dollar	Buy	7/17/14	52,366	52,818	(452)
	Norwegian Krone	Buy	6/18/14	4,397	4,703	(306)
	Singapore Dollar	Sell	8/20/14	10,365	10,355	(10)
	South Korean Won	Buy	8/20/14	15,687	15,577	110
	Swedish Krona	Sell	6/18/14	53,048	53,454	406
	Swiss Franc	Buy	6/18/14	52,046	52,763	(717)
	Swiss Franc	Sell	6/18/14	52,046	52,394	348
Deutsche Bank AG
	Australian Dollar	Sell	7/17/14	26,814	26,948	134
	British Pound	Buy	6/18/14	52,962	52,735	227
	British Pound	Sell	6/18/14	52,962	52,584	(378)
	Canadian Dollar	Buy	7/17/14	51,222	50,420	802
	Czech Koruna	Sell	6/18/14	16,840	16,829	(11)
	Euro	Sell	6/18/14	154,577	156,087	1,510
	Japanese Yen	Sell	8/20/14	49,700	49,220	(480)
	New Zealand Dollar	Buy	7/17/14	52,450	52,894	(444)
	Norwegian Krone	Buy	6/18/14	27,703	28,174	(471)
	Polish Zloty	Buy	6/18/14	16,827	16,814	13
	Swedish Krona	Sell	6/18/14	27,847	27,541	(306)
	Swiss Franc	Buy	6/18/14	52,046	52,682	(636)
	Swiss Franc	Sell	6/18/14	52,046	52,454	408
Goldman Sachs International
	Australian Dollar	Buy	7/17/14	186	183	3
	Australian Dollar	Sell	7/17/14	186	185	(1)
	British Pound	Buy	6/18/14	52,962	52,884	78
	British Pound	Sell	6/18/14	52,962	52,598	(364)
	Canadian Dollar	Buy	7/17/14	26,901	26,431	470
	Euro	Sell	6/18/14	165,345	166,490	1,145
	Japanese Yen	Buy	8/20/14	77,688	76,945	743
	Swedish Krona	Sell	6/18/14	613	1,170	557
HSBC Bank USA, National Association
	Australian Dollar	Sell	7/17/14	25,794	25,655	(139)
	British Pound	Sell	6/18/14	380,957	378,742	(2,215)
	Indonesian Rupiah	Buy	8/20/14	15,631	15,934	(303)

40     Dynamic Asset Allocation Equity Fund

FORWARD CURRENCY CONTRACTS at 5/31/14 (aggregate face value $9,911,947) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
HSBC Bank USA, National Association cont.
	Japanese Yen	Sell	8/20/14	$144,017	$142,641	$(1,376)
	Swedish Krona	Sell	6/18/14	1,554	1,347	(207)
JPMorgan Chase Bank N.A.
	Australian Dollar	Sell	7/17/14	26,999	26,831	(168)
	Brazilian Real	Buy	7/2/14	33,203	33,171	32
	British Pound	Buy	6/18/14	95,532	95,449	83
	Canadian Dollar	Buy	7/17/14	157,443	154,612	2,831
	Euro	Sell	6/18/14	1,254,059	1,265,542	11,483
	Hungarian Forint	Sell	6/18/14	15,357	15,021	(336)
	Indian Rupee	Buy	8/20/14	15,992	15,669	323
	Japanese Yen	Sell	8/20/14	600,019	594,331	(5,688)
	Mexican Peso	Buy	7/17/14	19,191	18,771	420
	New Taiwan Dollar	Sell	8/20/14	31,949	31,854	(95)
	New Zealand Dollar	Buy	7/17/14	52,112	52,626	(514)
	Norwegian Krone	Buy	6/18/14	52,696	52,800	(104)
	Norwegian Krone	Sell	6/18/14	52,696	52,444	(252)
	Singapore Dollar	Buy	8/20/14	25,114	25,091	23
	Swedish Krona	Sell	6/18/14	70,617	72,823	2,206
	Swiss Franc	Buy	6/18/14	52,046	52,757	(711)
	Swiss Franc	Sell	6/18/14	52,046	52,382	336
	Thai Baht	Sell	8/20/14	425	431	6
Royal Bank of Scotland PLC (The)
	British Pound	Buy	6/18/14	24,135	23,952	183
	British Pound	Sell	6/18/14	24,135	24,020	(115)
	Euro	Buy	6/18/14	26,581	26,844	(263)
	Euro	Sell	6/18/14	26,581	27,151	570
State Street Bank and Trust Co.
	Australian Dollar	Sell	7/17/14	28,113	27,451	(662)
	Brazilian Real	Buy	7/2/14	79,068	79,575	(507)
	British Pound	Buy	6/18/14	27,822	27,573	249
	Canadian Dollar	Buy	7/17/14	108,616	106,079	2,537
	Chilean Peso	Sell	7/17/14	1,309	291	(1,018)
	Euro	Buy	6/18/14	106,186	107,496	(1,310)
	Euro	Sell	6/18/14	106,186	106,860	674
	Japanese Yen	Sell	8/20/14	175,307	173,651	(1,656)
	Mexican Peso	Buy	7/17/14	5,154	5,042	112
	New Taiwan Dollar	Sell	8/20/14	15,587	15,572	(15)
	New Zealand Dollar	Buy	7/17/14	52,366	52,583	(217)
	Norwegian Krone	Buy	6/18/14	36,713	37,134	(421)
	Singapore Dollar	Sell	8/20/14	19,294	19,277	(17)
	Swedish Krona	Sell	6/18/14	52,465	53,325	860

Dynamic Asset Allocation Equity Fund     41

FORWARD CURRENCY CONTRACTS at 5/31/14 (aggregate face value $9,911,947) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
State Street Bank and Trust Co. cont.
	Swiss Franc	Buy	6/18/14	$26,023	$26,379	$(356)
	Swiss Franc	Sell	6/18/14	26,023	26,140	117
UBS AG
	British Pound	Sell	6/18/14	13,575	13,687	112
	Canadian Dollar	Sell	7/17/14	333,219	326,985	(6,234)
	Euro	Buy	6/18/14	45,119	45,559	(440)
	Euro	Sell	6/18/14	45,119	45,066	(53)
	Japanese Yen	Sell	8/20/14	178,618	178,176	(442)
	Norwegian Krone	Buy	6/18/14	23,690	23,813	(123)
	Norwegian Krone	Sell	6/18/14	23,690	23,556	(134)
	Swedish Krona	Buy	6/18/14	24,963	25,873	(910)
	Swedish Krona	Sell	6/18/14	24,963	25,175	212
	Swiss Franc	Sell	6/18/14	211,534	213,625	2,091
WestPac Banking Corp.
	Australian Dollar	Buy	7/17/14	26,443	26,142	301
	Australian Dollar	Sell	7/17/14	26,443	26,467	24
	British Pound	Sell	6/18/14	26,313	25,705	(608)
	Canadian Dollar	Buy	7/17/14	158,088	155,107	2,981
	Euro	Buy	6/18/14	371,720	375,828	(4,108)
	Japanese Yen	Sell	8/20/14	67,873	67,221	(652)
	New Zealand Dollar	Buy	7/17/14	42,299	42,858	(559)
Total						$(9,080)

FUTURES CONTRACTS OUTSTANDING at 5/31/14
	Number of contracts	Value	Expiration date	Unrealized appreciation/ (depreciation)
Euro STOXX 50 Index (Short)	6	$264,996	Jun-14	$(24,680)
FTSE 100 Index (Short)	2	228,717	Jun-14	(3,316)
MSCI EAFE Index Mini (Long)	5	489,675	Jun-14	27,690
Russell 2000 Index Mini (Long)	9	1,019,880	Jun-14	(19,852)
S&P 500 Index E-Mini (Short)	6	576,450	Jun-14	(10,565)
S&P Mid Cap 400 Index E-Mini (Short)	3	413,040	Jun-14	(3,561)
SPI 200 Index (Long)	4	512,137	Jun-14	13,850
Total				$(20,434)

WRITTEN OPTIONS OUTSTANDING at 5/31/14 (premiums $896)
	Expiration date/strike price	Contract amount	Value
iShares MSCI Brazil Capped ETF (Call)	Jun-14/$50.00	$455	$37
SGX CNX Nifty Index Future (Put)	Jun-14/5,779.25	8	1
Total			$38

42     Dynamic Asset Allocation Equity Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$1,544,962	$143,367	$463
Capital goods	1,388,880	165,375	—
Communication services	947,799	48,178	—
Conglomerates	451,146	6,845	—
Consumer cyclicals	2,985,561	309,193	—
Consumer staples	1,725,760	122,830	129
Energy	2,194,704	64,280	—
Financials	3,914,381	592,645	—
Health care	3,042,717	31,530	—
Technology	3,886,401	380,946	—
Transportation	540,870	89,119	—
Utilities and power	751,239	62,008	—
Total common stocks	23,374,420	2,016,316	592
Investment companies	1,681,222	—	—
Purchased options outstanding	—	21	—
Warrants	—	39,910	—
Short-term investments	645,569	185,957	—
Totals by level	$25,701,211	$2,242,204	$592

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(9,080)	$—
Futures contracts	(20,434)	—	—
Written options outstanding	—	(38)	—
When-issued securities sold	(13,513)	—	—
Totals by level	$(33,947)	$(9,118)	$—
*Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Equity Fund     43

Statement of assets and liabilities 5/31/14
ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $20,568,472)	$27,298,438
Affiliated issuers (identified cost $645,569) (Notes 1 and 5)	645,569
Cash	79,382
Foreign currency (cost $9,180) (Note 1)	7,860
Dividends, interest and other receivables	55,445
Receivable for shares of the fund sold	93,678
Receivable for investments sold	29,033
Receivable for sales of delayed delivery securities (Note 1)	26,319
Receivable from Manager (Note 2)	4,242
Receivable for variation margin (Note 1)	8,613
Unrealized appreciation on forward currency contracts (Note 1)	49,190
Prepaid assets	7,988
Total assets	28,305,757
LIABILITIES
Payable for investments purchased	69,143
Payable for shares of the fund repurchased	85,537
Payable for custodian fees (Note 2)	28,587
Payable for investor servicing fees (Note 2)	10,037
Payable for Trustee compensation and expenses (Note 2)	3,439
Payable for administrative services (Note 2)	79
Payable for auditing and tax fees	69,695
Payable for variation margin (Note 1)	16,338
Unrealized depreciation on forward currency contracts (Note 1)	58,270
Written options outstanding, at value (premiums $896) (Notes 1 and 3)	38
When-issued securities sold, at value (proceeds receivable $12,985) (Note 1)	13,513
Other accrued expenses	9,553
Total liabilities	364,229
Net assets	$27,941,528

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$18,704,442
Undistributed net investment income (Note 1)	104,910
Accumulated net realized gain on investments and foreign currency transactions (Note 1)	2,433,154
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	6,699,022
Total — Representing net assets applicable to capital shares outstanding	$27,941,528
(Continued on next page)

The accompanying notes are an integral part of these financial statements.

44     Dynamic Asset Allocation Equity Fund

	Statement of assets and liabilities (Continued)
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($39,202 divided by 2,996 shares)	$13.08
	Offering price per class A share (100/94.25 of $13.08)*	$13.88
	Net asset value, offering price and redemption price per class Y share ($27,902,326 divided by 2,132,170 shares)	$13.09
*	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Equity Fund     45

Statement of operations Year ended 5/31/14
INVESTMENT INCOME
Dividends (net of foreign tax of $15,809)	$557,984
Interest (including interest income of $472 from investments in affiliated issuers) (Note 5)	648
Securities lending (Note 1)	46
Total investment income	558,678
EXPENSES
Compensation of Manager (Note 2)	153,943
Investor servicing fees (Note 2)	62,889
Custodian fees (Note 2)	82,066
Trustee compensation and expenses (Note 2)	1,719
Administrative services (Note 2)	674
Auditing and tax fees	89,729
Other	36,342
Fees waived and reimbursed by Manager (Note 2)	(147,139)
Total expenses	280,223
Expense reduction (Note 2)	(1,047)
Net expenses	279,176
Net investment income	279,502

Net realized gain on investments (Notes 1 and 3)	3,084,478
Net realized gain on futures contracts (Note 1)	1,759
Net realized loss on foreign currency transactions (Note 1)	(127,687)
Net realized loss on written options (Notes 1 and 3)	(652)
Net unrealized appreciation of assets and liabilities in foreign currencies during the year	60,621
Net unrealized appreciation of investments, futures contracts, written options, and when-issued securities during the year	1,433,883
Net gain on investments	4,452,402
Net increase in net assets resulting from operations	$4,731,904

The accompanying notes are an integral part of these financial statements.

46     Dynamic Asset Allocation Equity Fund

Statement of changes in net assets
INCREASE IN NET ASSETS	Year ended 5/31/14	Year ended 5/31/13
Operations:
Net investment income	$279,502	$307,111
Net realized gain on investments and foreign currency transactions	2,957,898	1,568,395
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	1,494,504	3,539,640
Net increase in net assets resulting from operations	4,731,904	5,415,146
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(280)	(329)
Class Y	(198,279)	(237,066)
Net realized short-term gain on investments
Class A	(947)	(135)
Class Y	(671,328)	(97,641)
From net realized long-term gain on investments
Class A	(1,580)	(2,205)
Class Y	(1,120,844)	(1,585,741)
Increase from capital share transactions (Note 4)	176,731	2,807,535
Total increase in net assets	2,915,377	6,299,564
NET ASSETS
Beginning of year	25,026,151	18,726,587
End of year (including undistributed net investment income of $104,910 and $148,151, respectively)	$27,941,528	$25,026,151

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Equity Fund     47

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)[d]	Portfolio turnover (%)
Class A
May 31, 2014	$11.81	.14	2.14	2.28	(.10)	(.91)	(1.01)	$13.08	19.95	$39	1.08	1.08	69
May 31, 2013	10.11	.16	2.60	2.76	(.13)	(.93)	(1.06)	11.81	28.69	33	1.06	1.42	73
May 31, 2012	12.28	.13	(1.12)	(.99)	—	(1.18)	(1.18)	10.11	(7.40)	28	1.07	1.20	82
May 31, 2011	11.53	.10	2.79	2.89	(.30)	(1.84)	(2.14)	12.28	26.57	31	1.06	.86	110
May 31, 2010	11.85	.10	2.09	2.19	(.96)	(1.55)	(2.51)	11.53	18.34	23	1.05	.82	103
Class Y
May 31, 2014	$11.81	.13	2.16	2.29	(.10)	(.91)	(1.01)	$13.09	20.04	$27,902	1.08	1.08	69
May 31, 2013	10.11	.16	2.60	2.76	(.13)	(.93)	(1.06)	11.81	28.68	24,993	1.06	1.43	73
May 31, 2012	12.28	.13	(1.12)	(.99)	—	(1.18)	(1.18)	10.11	(7.41)	18,698	1.07	1.20	82
May 31, 2011	11.53	.11	2.78	2.89	(.30)	(1.84)	(2.14)	12.28	26.57	33,597	1.06	.87	110
May 31, 2010	11.85	.10	2.09	2.19	(.96)	(1.55)	(2.51)	11.53	18.34	33,803	1.05	.78	103

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
May 31, 2014	0.57%
May 31, 2013	0.76
May 31, 2012	0.75
May 31, 2011	0.49
May 31, 2010	0.41

The accompanying notes are an integral part of these financial statements.

48	Dynamic Asset Allocation Equity Fund	Dynamic Asset Allocation Equity Fund	49

Notes to financial statements 5/31/14

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2013 through May 31, 2014.

Putnam Dynamic Asset Allocation Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek long-term growth by investing mainly in common stocks (growth or value stock or both) of midsized and large companies worldwide. While Putnam Management typically allocates approximately 75% of the fund’s assets to investments in U.S. companies, and 25% of the fund’s assets to investments in international companies, these allocations may vary. The fund invests mainly in developed countries but may invest in emerging markets.

The fund offers class A and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%, and generally do not pay a contingent deferred sales charge. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. As of the end of the reporting period, 85.7% of the class Y shares are held by the Putnam RetirementReady Funds.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A short-term trading fee of 1.00% may have applied to redemptions (including exchanges into another fund) of shares purchased before June 24, 2013 and held for 7 days or less. The short-term trading fee was accounted for as an addition to paid-in-capital. No short-term trading fee applies to shares purchased on or after June 24, 2013.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments (including when-issued securities sold, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price (ask price for when-issued securities sold, if any) and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for

50     Dynamic Asset Allocation Equity Fund

normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a when-issued or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Dynamic Asset Allocation Equity Fund     51

Options contracts The fund uses options contracts to enhance the return on securities owned and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities

52     Dynamic Asset Allocation Equity Fund

as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $26,369 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million ($315 million prior to June 27, 2014) unsecured committed line of credit and a $235.5 million ($185 million prior to June 27, 2014) unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% (0.02% prior to June 27, 2014) of the committed line of credit and 0.04% ($50,000 prior to June 27, 2014) of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Dynamic Asset Allocation Equity Fund     53

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from unrealized gains and losses on certain futures contracts, and from straddle loss deferrals. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $124,184 to decrease undistributed net investment income, and $124,184 to increase accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$7,007,037
Unrealized depreciation	(334,825)
Net unrealized appreciation	6,672,212
Undistributed ordinary income	96,978
Undistributed long-term gain	1,400,642
Undistributed short-term gain	1,114,724
Cost for federal income tax purposes	$21,271,795

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.750%	of the first $5 billion,
0.700%	of the next $5 billion,
0.650%	of the next $10 billion,
0.600%	of the next $10 billion,
0.550%	of the next $50 billion,
0.530%	of the next $50 billion,
0.520%	of the next $100 billion and
0.515%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $147,139 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

54     Dynamic Asset Allocation Equity Fund

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$87
Class Y	62,802
Total	$62,889

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $121 under the expense offset arrangements and by $926 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $16, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to class A shares. The Trustees currently have not approved payments under the Plan.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no money on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $17,443,408 and $18,957,775, respectively. These figures include the cost of purchase to cover when-issued securities sold short and proceeds from sales of when-issued securities sold short, which totaled no monies and $12,985, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Dynamic Asset Allocation Equity Fund     55

Written option transactions during the reporting period are summarized as follows:

	Written option contract amounts	Written option premiums
Written options outstanding at the beginning of the reporting period	$445	$1,160
Options opened	4,198	3,049
Options exercised	—	—
Options expired	(1,744)	(1,395)
Options closed	(2,436)	(1,918)
Written options outstanding at the end of the reporting period	$463	$896

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 5/31/14		Year ended 5/31/13
Class A	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with reinvestment of distributions	230	2,807	256	2,669
	230	2,807	256	2,669
Shares repurchased	(2)	(15)	(290)	(3,277)
Net increase (decrease)	228	$2,792	(34)	$(608)

	Year ended 5/31/14		Year ended 5/31/13
Class Y	Shares	Amount	Shares	Amount
Shares sold	2,146,905	$26,643,900	1,665,364	$18,604,592
Shares issued in connection with reinvestment of distributions	163,018	1,990,451	183,599	1,920,448
	2,309,923	28,634,351	1,848,963	20,525,040
Shares repurchased	(2,293,935)	(28,460,412)	(1,582,129)	(17,716,897)
Net increase	15,988	$173,939	266,834	$2,808,143

At the close of the reporting period, Putnam Investments, LLC owned 1,940 class A shares of the fund (64.8% of class A shares outstanding), valued at $25,375.

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Short Term Investment Fund*	$929,346	$7,731,074	$8,014,851	$472	$645,569

*Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

56     Dynamic Asset Allocation Equity Fund

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$900
Written equity option contracts (contract amount) (Note 3)	$1,000
Futures contracts (number of contracts)	30
Forward currency contracts (contract amount)	$19,900,000
Warrants (number of warrants)	48,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Foreign exchange contracts	Receivables	$49,190	Payables	$58,270
Equity contracts	Investments, Receivables, Net assets — Unrealized appreciation	81,471*	Payables, Net assets — Unrealized depreciation	62,012*
Total		$130,661		$120,282

*Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Warrants	Options	Futures	Forward currency contracts	Total
Foreign exchange contracts	$—	$—	$—	$(123,670)	$(123,670)
Equity contracts	1,485	4,865	1,759	—	$8,109
Total	$1,485	$4,865	$1,759	$(123,670)	$(115,561)

Dynamic Asset Allocation Equity Fund     57

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Warrants	Options	Futures	Forward currency contracts	Total
Foreign exchange contracts	$—	$—	$—	$59,285	$59,285
Equity contracts	3,567	(1,151)	979	—	$3,395
Total	$3,567	$(1,151)	$979	$59,285	$62,680

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, see Note 1, if any. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Futures contracts§	$—	$—	$—	$—	$—	$—	$—	$—	$8,613	$—	$—	$—	$—	$8,613
Forward currency contracts#	1,288	3,250	1,947	7,849	3,094	2,996	—	17,743	—	753	4,549	2,415	3,306	49,190
Purchased options**#	—	—	—	—	—	21	—	—	—	—	—	—	—	21
Total Assets	$1,288	$3,250	$1,947	$7,849	$3,094	$3,017	$—	$17,743	$8,613	$753	$4,549	$2,415	$3,306	$57,824
Liabilities:
Futures contracts§	$—	$—	$—	$—	$—	$—	$—	$—	$16,338	$—	$—	$—	$—	$16,338
Forward currency contracts#	12,434	2,633	2,758	4,426	2,726	365	4,240	7,868	—	378	6,179	8,336	5,927	58,270
Written options#	—	—	—	37	—	1	—	—	—	—	—	—	—	38
Total Liabilities	$12,434	$2,633	$2,758	$4,463	$2,726	$366	$4,240	$7,868	$16,338	$378	$6,179	$8,336	$5,927	$74,646
Total Financial and Derivative Net Assets	$(11,146)	$617	$(811)	$3,386	$368	$2,651	$(4,240)	$9,875	$(7,725)	$375	$(1,630)	$(5,921)	$(2,621)	$(16,822)
Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net amount	$(11,146)	$617	$(811)	$3,386	$368	$2,651	$(4,240)	$9,875	$(7,725)	$375	$(1,630)	$(5,921)	$(2,621)	$(16,822)

**	Included with Investments in securities on the Statement of assets and liabilities.
†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement. (Note 1)
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.
§

Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts is represented in the tables listed after the fund’s portfolio.

58	Dynamic Asset Allocation Equity Fund	Dynamic Asset Allocation Equity Fund	59

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $1,776,205 as a capital gain dividend with respect to the taxable year ended May 31, 2014, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 22.11% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 32.16%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2015 will show the tax status of all distributions paid to your account in calendar 2014.

60     Dynamic Asset Allocation Equity Fund

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

		Votes for	Votes withheld
Liaquat Ahamed		5,415,154,963	14,207,845
Ravi Akhoury		5,415,184,974	14,177,833
Barbara M. Baumann		5,415,851,291	13,511,517
Jameson A. Baxter		5,415,767,570	13,595,238
Charles B. Curtis		5,415,854,394	13,508,413
Robert J. Darretta		5,416,022,043	13,340,765
Katinka Domotorffy		5,415,419,173	13,943,635
John A. Hill		5,415,885,634	13,477,174
Paul L. Joskow		5,416,010,424	13,352,383
Kenneth R. Leibler		5,415,817,292	13,545,516
Robert E. Patterson		5,415,985,292	13,377,516
George Putnam, III		5,415,959,400	13,403,408
Robert L. Reynolds		5,416,108,530	13,254,278
W. Thomas Stephens		5,415,918,406	13,444,402
A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:
Votes for	Votes against	Abstentions	Broker non-votes
1,977,062	—	—	—
A proposal to adopt an Amended and Restated Declaration of Trust was approved, with all funds of the Trust voting together as a single class, as follows:
Votes for	Votes against	Abstentions	Broker non-votes
5,234,359,081	33,570,449	18,267,087	143,166,192

All tabulations are rounded to the nearest whole number.

Dynamic Asset Allocation Equity Fund     61

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of Lords of Finance: The Bankers Who Broke the World, whose articles on economics have appeared in such publications as the New York Times, Foreign Affairs, and the Financial Times. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board’s Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children’s Hospital of Colorado.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

62     Dynamic Asset Allocation Equity Fund

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Serves on the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Northeast Utilities, which operates New England’s largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman of its Investment Committee. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

 The address of each Trustee is One Post Office Square, Boston, MA 02109.

 As of May 31, 2014, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

 Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Dynamic Asset Allocation Equity Fund     63

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)

Executive Vice President, Principal Executive Officer, and Compliance Liaison
Since 2004

Steven D. Krichmar (Born 1958)

Vice President and Principal Financial Officer
Since 2002

Chief of Operations, Putnam Investments and Putnam Management

Robert T. Burns (Born 1961)

Vice President and Chief Legal Officer
Since 2011

General Counsel, Putnam Investments, Putnam Management, and Putnam Retail Management

Robert R. Leveille (Born 1969)

Vice President and Chief Compliance Officer
Since 2007

Chief Compliance Officer, Putnam Investments, Putnam Management, and Putnam Retail Management

Michael J. Higgins (Born 1976)

Vice President, Treasurer, and Clerk
Since 2010

Manager of Finance, Dunkin’ Brands (2008–2010); Senior Financial Analyst, Old Mutual Asset Management (2007–2008); Senior Financial Analyst, Putnam Investments (1999–2007)

Janet C. Smith (Born 1965)

Vice President, Principal Accounting Officer, and Assistant Treasurer
Since 2007

Director of Fund Administration Services, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)

Vice President and Assistant Treasurer
Since 2007

Director of Accounting & Control Services, Putnam Investments and Putnam Management

James P. Pappas (Born 1953)

Vice President
Since 2004

Director of Trustee Relations, Putnam Investments and Putnam Management

Mark C. Trenchard (Born 1962)

Vice President and BSA Compliance Officer
Since 2002

Director of Operational Compliance, Putnam Investments and Putnam Retail Management

Nancy E. Florek (Born 1957)

Vice President, Director of Proxy Voting and Corporate Governance, Assistant Clerk, and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

64     Dynamic Asset Allocation Equity Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Investment Sub-Advisor

The Putnam Advisory Company, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Auditor

PricewaterhouseCoopers LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

AN062
288481 7/14

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

May 31, 2014	$72,122	$ —	$15,689	$ —
May 31, 2013	$73,558	$ —	$11,870	$ —

For the fiscal years ended May 31, 2014 and May 31, 2013, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $515,689 and $159,370 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

May 31, 2014	$ —	$500,000	$ —	$ —

May 31, 2013	$ —	$147,500	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 28, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: July 28, 2014